Exhibit 99.1 Abraxas Petroleum Corporate Update May 2018 Raven Rig #1; McKenzie County, ND

Forward-Looking Statements

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.

Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Oil and Gas Reserves. The SEC permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as total potential, de-risked, and EUR (expected ultimate recovery), that the SEC's guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and natural gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized.

Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

Initial production, or IP, rates, for both our wells and for those wells that are located near our properties, are limited data points in each well's productive history. These rates are sometimes actual rates and sometimes extrapolated or normalized rates. As such, the rates for a particular well may change as additional data becomes available. Peak production rates are not necessarily indicative or predictive of future production rates, expected ultimate recovery, or EUR, or economic rates of return from such wells and should not be relied upon for such purpose. Equally, the way we calculate and report peak IP rates and the methodologies employed by others may not be consistent, and thus the values reported may not be directly and meaningfully comparable. Lateral lengths described are indicative only. Actual completed lateral lengths depend on various considerations such as lease-line offsets. Standard length laterals, sometimes referred to as 5,000 foot laterals, are laterals with completed length generally between 4,000 feet and 5,500 feet. Mid-length laterals, sometimes referred to as 7,500 foot laterals, are laterals with completed length generally between 6,500 feet and 8,000 feet. Long laterals, sometimes referred to as 10,000 foot laterals, are laterals with completed length generally longer than 8,000 feet.

2

Corporate Profile

ABRAXAS

NASDAQ: AXAS

Headquarters	San Antonio	EV/BOE[1,3]	$8.97
Shares outstanding[1]	165.9 mm	Proved Reserves[4]	65.4 mmboe
Market cap[1]	$474.4 mm	NBV Non-Oil & Gas Assets[5]	$20.8 mm
Net debt[2]	$102.1 mm	Production[6]	10,485 boepd
2018E CAPEX	$140 mm	PV-10[7]	$427.4

(1) Shares outstanding as of March 31, 2018. Market cap using share price as of April 30, 2018.
(2) Total net debt including RBL facility and building mortgage less estimated cash as of March 31, 2018.
(3) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of March 31, 2018, but does not include building mortgage. Includes RBL facility and building mortgage less cash as of March 31, 2018.
(4) Proved reserves as of December 31, 2017. See appendix for reconciliation of PV-10 to standardized measure.
(5) Net book value of other assets as of March 31, 2018.
(6) Average production for the quarter ended March 31, 2018.
(7) PV-10 calculated using SEC pricing of $51.34/bbl of oil and $2.99/mcf of natural gas. Please see appendix for reconciliation to standardized measure.

3

Key Investment Highlights

ABRAXAS

Delaware Basin Exposure	▪ 9,223 net HBP acres prospective for the Wolfcamp A, B & Bone Spring intervals ▪ Multi-zone development across acreage position ▪ Continue to actively lease and pursue acquisitions – recent acquisitions of ~4,000 net acres ▪ Allocated 2018 capital budget of $71 million (51% of total allocation)
Visible Production Growth and Fully Funded Capex Program	▪ 12 gross (9 net) operated Wolfcamp/Bone Spring wells planned for 2018 ▪ 10 gross (4.7 net) operated Bakken/Three Forks wells planned for 2018 ▪ Total drilling and completion CAPEX of $105 million funded out of cash flow (1) provides 44% YoY production growth using the midpoint of 2018 guidance
ROCE Focused	▪ Production growth not the objective but the outcome of making sound financial decisions ▪ G&A and interest expenses at low end of the peer group minimizes excess earnings/returns leakage ▪ Divestiture of ~$190 million of marginal, high LOE assets last 5+ years further reduced the cost structure ▪ High ROR return drilling program + maintaining low cost structure = high ROCE
Balance Sheet Strength with Solid Liquidity & Financial Flexibility	▪ Total net bank debt of ~$98.5 million (2) represents the only meaningful leverage (2, 3) of the Company ▪ Liquidity of ~$76.5 million (2) positions the Company to remain acquisitive ▪ Management continues to pursue and execute on non-core asset sales ▪ 2018 drilling and completion CAPEX forecasted to remain within cash flow (1)

(1) Based on guidance provided on slide 5. Assumes strip pricing as of February 28, 2018. Includes only drilling and completion CAPEX and does not account for acquisitions.
(2) As of March 31, 2018. Total bank debt of $104 million less estimated cash of $5.5 million.
(3) Company also has $3.6 million of debt associated with a building mortgage.

4

2018 Operating and Financial Guidance 2018 Capex Budget Allocation 2018 Operating Guidance Capital  % of  Gross  Net  Low High  Area Operating Costs ($MM) Total Wells Wells Case Case Permian ‐ Delaware $71.2 50.9% 12.0 9.0 LOE ($/BOE) $4.00 $6.00 Bakken/Three Forks 33.8 24.1% 10.0 4.7 Production Tax (% Rev) 8.0% 9.0% Acquisitions/Facilities/Other 35.0 25.0% 0.0 0.0 Cash G&A ($mm) $8.5 $12.5 Total $140.0 100% 22.0 13.7 Production (boepd) 10,000 12,000 Daily Production vs Yearly CAPEX (1) 2018 Expected Production Mix 12,000 $250,000 12% 10,000 $200,000 8,000 $150,000 6,000 22% $100,000 4,000 $50,000 2,000 66% 0 $0 (2)   2013A 2014A 2015A 2016A 2017A Oil  Gas NGL 2018E (1) Yearly CAPEX for each year ending December 31, 2013, 2014, 2015, 2016 and 2017. 2018 based on midpoint of management guidance. (2) Average estimated production for 2018 based on the midpoint of management guidance. 5

Abraxas D&C CAPEX & Production Outlook[(1)]

2017-2019 in Boepd

Assumes one rig in the Bakken/Three Forks and one rig in the Delaware



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Barrels of Equivalent per Day (Boepd)
Incremental
Third Bone Spring/Wolfcamp (2)
Incremental Bakken/
Three Forks (2)
PDP (2)
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19

D&C CAPEX[(3)] **$100mm** **$105mm** **$100mm**

(1) *Production and CAPEX guidance based on internal management estimates. The 2018 and 2019 production and capital expenditure guidance is subject to change depending upon a number of factors, including the availability of drilling equipment and personnel, economic and industry conditions at the time of drilling, prevailing and anticipated prices for oil and gas, the availability of sufficient capital resources for drilling prospects, the Company's financial results, the availability of leases on reasonable terms and the ability of the Company to obtain permits for drilling locations.*

(2) *Projected PDP volumes are based on management's internal estimates and account for all recent completions, acquisitions and planned well downtime. The rates of decline are estimates and actual production declines could be materially higher. Incremental Bakken/Three Forks, Wolfcamp and Eagle Ford/Austin Chalk projections are based on the Company's type curves.*

(3) *D&C CAPEX includes only capital expenditures associated with drilling, completions and facilities. Excludes approximately $30 million and $35 associated with acquisitions consummated or planned during 2017 and 2018, respectively.*

6

Asset Base Overview 7

Delaware Basin

Permian Basin – Wolfcamp & Bone Spring

ABRAXAS

- **9,223 net acres located in the eastern core of the Delaware Basin**
- **Four proven potential zones (Bone Spring, Wolfcamp)**
  - 190+ gross operated identified potential locations
  - 360+ gross operated identified potential locations with downspacing
  - 130+ gross non-operated identified potential locations
  - 2+ additional potential zones (Bone Spring, Wolfcamp)
- **Unique, legacy high value acreage**
  - Favorable net revenue interests – in many cases 1/8th royalty
  - 95+% held by production
- **Infrastructure – Caprito Area**
  - Two water supply wells
  - Two 400,000 bbl lined frac pits,
  - SWD wells and system in place
  - Full gas gathering system (third party operated)
  - Oil gathering system under construction (third party operated)
- **Four well downspacing test completing**
  - Wolfcamp A1: Caprito 99-211H & 99-202H
  - Wolfcamp A2: Caprito 99-301H & 99-311H
  - 57.8% working interest
  - 5,000 foot laterals
- **Two 5,000' lateral Wells Drilling**
  - Greasewood 201H (A1) and 301H (A2)
- **Two non-operated wells on production**
  - 30% working interest
  - 5,000' laterals
  - Producing at 1,000+ Boepd


LEASEHOLD OPERATORS
ABRAXAS PET.
APACHE CORP.
ARRINGTON O&G
CALLON
CHEVRON
CIMAREX ENERGY
DEVON ENERGY
ENERGEN RES.
EXXON/XTO
FANG
FELIX ENERGY
FORGE ENERGY
HALCON
JAGGED PEAK ENERGY
MEWBOURNE
OXY
RKI
SHELL
SUNDOWN ENERGY
HBP LEGACY PROD.
Winkler
Ward

Map Source: Callon, Jagged Peak, Halcon, Diamondback presentations, Drilling Info and management estimates.

8

Delaware Basin

Caprito Development Plan

- **First Pad – Caprito 98-201H & Caprito 98-301HR**
  - Wolfcamp A1 – Caprito 201H – producing
  - Wolfcamp A2 – Caprito 301HR – producing
- **Second Pad – Section 83 Pad – Two Well Pad**
  - Wolfcamp A2 – Caprito 83-304H – producing
  - Wolfcamp B – Caprito 83-404H – producing
- **Third Pad – Section 82 Pad – Two Well Pad**
  - Wolfcamp A1 – Caprito 82-202H – producing
  - Third Bone Spring – Caprito 82-101H – producing
- **Fourth Pad – Section 99 Pad – Four Well Pad**
  - Wolfcamp A1 – Caprito 99-211H and 202H – downspacing test - completing
  - Wolfcamp A2 – Caprito 99-301H and 311H – downspacing test - completing



West
Section 99
South 1/2
North 1/2
330' Hardline
330'
660'
1320'
150'
3rd Bone Spring
Wolfcamp A1
Wolfcamp A2
Wolfcamp B
Lease Line
Mid Section Lease Line
1 mile
= Original 14 wells
= Existing well
= Additional 14 wells w/660' down spacing



ABRAXAS
DELAWARE BASIN PROJECT
WARD COUNTY, TX
FEET

9

Surrounding Delaware Activity

ABRAXAS

1
Sealy Ranch 9301H
Halcon
IP30: 1,489 BOEPD
(80% Oil) LL: 9,912'

2
Univ Lands Beldin 4H
Jagged Peak
LL: 10,000'

3 & 4
Caprito 82 101H (3BS) &
202H (WC A1)
Abraxas
101H IP30: 1,122 BOEPD
(78% Oil) LL: 4,820'
202H IP30: 1,134 BOEPD
(76% Oil) LL: 4,820'

5
Sealy Ranch 7902H
Halcon
IP30: 1,665 BOEPD
(80% Oil) LL: 9,267'

6
Sealy Ranch 7903H
Halcon
IP30: 1,978 BOEPD
(83% Oil) LL: 9,781'

7 & 8
Caprito 83 304H (WC A2)
& 404 (WC B)
304H IP30: 1,014 BOEPD
(77% Oil) LL: 4,820'
404H IP30: 603 BOEPD
(84% Oil) LL: 4,820'



Winkler
Ward
Reeves
9
2
1
18
19
7 8
13
11 12
5 6
21
10
3 4
20
15
16
14
17
0
20,000
FEET

21
University Land 1H, 3H, & 4H
Felix
LL: 10,000'

20
UL Willow 3836-16 1H
Felix
LL: 10,000'

18 & 19
Sealy Ranch 7701H & 7703H
Halcon
LL: 10,000'

17
State Whiskey River 4-8-2H
Jagged Peak
IP 24: 2,260 BOEPD
LL:10,000'

16
State 5913A 2H
Jagged Peak
IP24: 1,179 BOEPD (83% Oil)
LL: 6,662' (Wolfcamp C)

15
Whiskey River 7374A& B
Jagged Peak
IP24: 2,504 BOEPD
LL: 9,000'

14
St. Quadricorn 1617A 1H
Jagged Peak
Flowback Test: 1,500 BOEPD
LL: 10,000'

9
Univ Lands Beldin 3H
Jagged Peak
IP24: 1,415 BOEPD (81% Oil)
LL: 9,561'

10
Caprito 99 302H
Abraxas
IP: 997 BOEPD (83% Oil)
LL: 4,529'

11
Caprito 98 301HR (WC A2)
Abraxas
IP30: 999 BOEPD
(84% Oil) LL: 4,880'

12
Caprito 98 201H (WC A1)
Abraxas
IP30: 1,036 BOEPD
(84% Oil) LL: 4,880'

13
CRMWD-79 1H
Halcon
IP30: 1,343 BOEPD
(80% Oil) LL: 5,305'

10

Delaware Basin  Third Bone Spring Well Economics 3RD Bone Spring: Type Curve Assumptions 3RD Bone Spring:  ROR vs WTI Abraxas EOY17 Assumptions . 660 MBOE gross type curve ▫ 84% Oil ▫ Initial rate: 1100 boepd ▫ di: 99.9% ▫ dm: 6.0% ▫ b‐factor: 1.4 . Assumed CWC: $7.3 million 3rd BONE SPRING DAILY PRODUCTION (82 101H) 82 101H BOE (BS) 3RD BS BOE TYPE 1400 1200 1000 800 BOE 600 400 200 0 0 20 40 60 80 100 120 140 160 180 DAYS 11

Delaware Basin  Wolfcamp A1 Well Economics Wolfcamp A1: Type Curve Assumptions Wolfcamp A1:  ROR vs WTI Abraxas EOY17 Assumptions . 680 MBOE gross type curve ▫ 77% Oil ▫ Initial rate: 860 boepd ▫ di: 95.0% ▫ dm: 7.0% ▫ b‐factor: 1.4 . Assumed CWC: $7.3 million WOLFCAMP A1 AVERAGE DAILY PRODUCTION A1 Well Average (2 Wells) WC A1 Type Curve 1400 1200 1000 800 BOE 600 400 200 0 0 20 40 60 80 100 120 140 160 180 DAYS 12

Delaware Basin  Wolfcamp A2 Well Economics Wolfcamp A2: Type Curve Assumptions Wolfcamp A2:  ROR vs WTI Abraxas EOY17 Assumptions . 650 MBOE gross type curve ▫ 82% Oil ▫ Initial rate: 650 boepd ▫ di: 95.0% ▫ dm: 7.0% ▫ b‐factor: 1.4 . Assumed CWC: $7.3 million WOLFCAMP A2 AVERAGE DAILY PRODUCTION WC A2 Well Average (3 Wells) WC A2 Type Curve 1200 1000 800 600 BOE 400 200 0 0 20 40 60 80 100 120 140 160 180 DAYS 13

Delaware Basin  Wolfcamp B Well Economics Wolfcamp B: Type Curve Assumptions Wolfcamp B:  ROR vs WTI Abraxas EOY17 Assumptions . 535 MBOE gross type curve ▫ 85% Oil ▫ Initial rate: 580 boepd ▫ di: 95.0% ▫ dm: 7.0% ▫ b‐factor: 1.4 . Assumed CWC: $7.3 million WOLFCAMP B DAILY PRODUCTION (83 404H) 83‐404H WC B Type Curve 800 700 600 500 400 BOE 300 200 100 0 0 20 40 60 80 100 120 140 160 180 DAYS 14

Bakken/Three Forks

Bakken / Three Forks

- **4,013 net HBP acres located in the core of the Williston Basin in McKenzie County, ND – de-risked Bakken and Three Forks**
  - 44 operated completed wells
  - Est. 24 gross additional operated Bakken/ First Bench Three Forks locations remaining
  - Est. 20 gross additional Second Bench Three Forks locations remaining
  - 8 gross/1.4 net non-operated completed wells
  - Est. 34 gross/2.8 net additional non-operated locations remaining
  - 7 gross operated wells waiting on completion
  - 4 gross operated wells drilling
- **Yellowstone 2H-4HR**
  - 30-day MB average rate[1] 1,777 boepd
  - 30-day TF average rate[1] 1,371 boepd
  - 42.7% net revenue interest
- **Yellowstone 5H-7H**
  - Three well pad waiting on completion
  - May frac date
  - 42.7% net revenue interest
- **Lillibridge 9H-12H**
  - Four well pad waiting on completion
  - June frac date
  - 21.3-23.7% net revenue interest
- **Ravin 9H-12H**
  - Four well pad drilling


150N 97W
149N 97W

(1) *The 30-day average rates represent the highest 30 days of production and do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.*

15

Middle Bakken North Fork Economics Middle Bakken: Type Curve Assumptions Middle Bakken:   ROR vs WTI Abraxas EOY17 Assumptions . 845 MBOE gross type curve ▫ 76% Oil ▫ Initial rate: 1120 boepd ▫ di: 98.5% ▫ dm: 8.0% ▫ b‐factor: 1.5 . Assumed CWC: $7.0 million NORTH FORK FIELD ‐ MIDDLE BAKKEN ONLY GEN 1 COMPLETIONS;  GEN 2 COMPLETIONS;   GEN 3 COMPLETIONS;  LINE = EOY16 TYPE  1,400 1,200 1,000 800 BOEPD 600 400 200 0 0 20 40 60 80 100 120 140 160 180 DAYS

Three Forks North Fork Economics Three Forks: Type Curve Assumptions Three Forks:   ROR vs WTI Abraxas EOY17 Assumptions . 723 MBOE gross type curve ▫ 73% Oil ▫ Initial rate: 1050 boepd ▫ di: 98.5% ▫ dm: 8.0% ▫ b‐factor: 1.5 . Assumed CWC: $7.0 million http://www.halconresources.com/wp-content/uploads/2018/05/Halcon-Company-Presentation-Q1- Earnings-05-02-18.pdf NORTH FORK FIELD ‐ THREE FORKS ONLY GEN 1 COMPLETIONS;  GEN 2 COMPLETIONS; GEN 3 COMPLETIONS; LINE=EOY16 TYPE 1400 1200 1000 800 BOEPD 600 400 200 0 0 20 40 60 80 100 120 140 160 180 DAYS

Oil and Gas Marketing & Takeaway

	Delaware Basin	Bakken/Three Forks
Oil Marketing and Takeaway	**Caprito Area:** • Caprito oil production on pipe in May/June 2018 • Agreement with Targa through 2028 then year-to-year • Rate of $0.65/bbl to Wink • Wink trades at a slight discount to Midland • Targa working on plans to connect to other pipelines before Wink to take barrels to Midland through Enterprise, Energy Transfer or Sunoco • Abraxas will likely add other units to the Targa system as development progresses across the Company's Ward and Winkler County assets	**North Fork/Pershing Area:** • All oil production on pipe • Agreement with Targa or Hiland (Kinder Morgan) through 2022 and 2026, respectively, then year-to-year • Locked discount (including all tariff) of $4.70-$5.10 off NYMEX through March 2019 • Do not anticipate any issues with takeaway
Gas Marketing and Takeaway	**Delaware Basin:** • Majority of acreage dedicated to Energy Transfer through 2025 • Contract pays 100% of residue gas and 100% of NGLs with deductions for compression, gathering and processing • Majority sells/prices at Waha • ETC controls 8 processing facilities with an additional facility online in October 2018 • ETC has approximately 1.2 Bcf/day of capacity from Waha to Katy • Multiple sales outlets with ample capacity expected • Operational downtime improving	**North Fork/Pershing Area:** • Dedicated to Oneok through 2025 • Abraxas receives 82% of proceeds with a $2.50+ operating cost minimum margin per Mcfe (Abraxas cannot receive a negative price) • Anticipate continued gas takeaway issues until Oneok expands compression in late 2018 • Additional takeaway issues likely until Oneok completes the Dimick's Lake plant expansion in late 2019 • Oasis Midstream in the area
Hedging	Abraxas has hedged basis in the past (as late as 2017) and will continue to hedge basis in the future when advantageous	Difficult from a liquidity and contract standpoint to hedge basis in the area

18

Abraxas Hedging Profile 2018 (1) 2019 2020 Oil Swaps (bbls/day) 4,453 2,783 2,206 NYMEX (2) $53.74 $55.66 $54.34 (1) 2018 daily volumes indicated for February – December 2018.  (2) Straight line average price.  Includes 2,651 and 1,200 of WTI swaps in 2018 and 2019, respectively.  Includes 500 Bopd and 1,000 Bopd of LLS swaps in 2018 and 2019, respectively. 19

Appendix 20

Adjusted EBITDA Reconciliation Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non‐cash  items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.  (In thousands) Year End 2016 2017 Net (loss) income ($96,378) $16,006 Net interest expense $3,827 $2,496 Depreciation, depletion and amortization $24,431 $26,226 Amortization of deferred financing fees $1,019 $423 Stock-based compensation $3,194 $3,238 Impairment $67,626 $0 Unrealized (gain) loss on derivative contracts $19,818 $4,299 Realized (gain) loss on monetized derivative contracts $14,370 $0 Expenses incurred with offerings and execution of loan agreement $1,747 $4,856 Other non-cash items $494 $451 Bank EBITDA $40,149 $57,994 Credit facility borrowings $93,250 $84,250 Debt/Bank EBITDA 2.32x 1.45x 21

TTM Adjusted EBITDA Reconciliation Adjusted EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non‐cash  items. The following table provides a reconciliation of Adjusted EBITDA to net income for the periods presented.  (In thousands) 30-Jun-17 30-Sep-17 31-Dec-17 31-Mar-18 TTM Net (loss) income $7,194 ($770) ($4,109) $10,779 $13,094 Net interest expense 389 753 959 1,198 3,300 Depreciation, depletion and amortization 4,415 7,878 8,560 10,130 30,982 Amortization of deferred financing fees 116 100 69 96 381 Stock-based compensation 979 750 739 586 3,055 Impairment 0 0 0 0 0 Unrealized (gain) loss on derivative contracts (5,071) 6,873 11,258 4,094 17,154 Realized (gain) loss on monetized derivative contracts 0 0 0 0 0 Expenses incurred with offerings and execution of loan agreement 703 199 164 202 1,268 Other non-cash items 113 113 113 130 470 Bank EBITDA $8,838 $15,896 $17,753 $27,216 $69,703 Credit facility borrowings $104,250 Debt/Bank EBITDA 1.50x 22

Standardized Measure Reconciliation PV‐10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount  rate.  PV‐10 is considered a non‐GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in  computing the standardized measure of discounted future net cash flows. We believe that PV‐10 is an important measure that can be used to evaluate the  relative significance of our oil and gas properties and that PV‐10 is widely used by securities analysts and investors when evaluating oil and gas companies.   Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre‐tax measure provides  greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV‐10 on the same  basis. PV‐10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. The following table provides a reconciliation of PV‐10 to the standardized measure of discounted future net cash flows at December 31, 2017: Total Proved 31-Dec-17 ($000) Future cash inflows $2,035,619 Future production costs (609,921) Future development costs (461,619) Future income tax expense (83,915) Present Worth at 10 Percent $880,164 Discount (474,423) Standardized measure of discounted future net cash flows $405,741 23

NASDAQ: AXAS 24